M ay 9 , 2 0 2 2 Tra n s fo r m i n g D i s e a s e M a n a ge m e nt

D i s c l a i m e rs F O R W A R D - L O O K I N G S T A T E M E N T S This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning: estimated sizes of the total addressable markets of our current and future commercial and pipeline products within our dermatologic, GI and mental health franchises; our revised revenue outlook for the 2022 fiscal year, including additional financial or operational metrics or related expectations with respect to future performance; the impact, accuracy and effectiveness of our commercial and pipeline tests on physicians, patients and their treatment plans, and their individual or collective impact on our prospects and plans, including any objectives of management related thereto; the ability of our tests to provide valuable, clinically actionable information to clinicians and patients, improve health and guide patient care; expected expansion of outside sales territories; our progress roadmaps for our tests; expected launch dates for tests in our pipeline expansion and estimates regarding their total addressable markets or future success; expectations regarding LCD effective timeframes and reimbursement capabilities; our ability to utilize existing relationships and build a suite of complementary tests in a single call point; increases in headcount in furtherance of our pipeline tests, clinical research and development and other expected drivers of growth, as well as efficiencies and synergies from capital expenditures related to expansion of lab facilities contributing to our growth; our ability to develop clinical evidence and publish peer-reviewed reports and studies that increase adoption among providers and commercial payors; estimated healthcare cost savings provided by our tests; the ability of our risk stratification tests to classify risk of metastasis in ways that better support risk-appropriate treatment than reliance on traditional clinicopathologic risk factors alone; program milestones for our pipeline test designed to predict systemic therapy response and the potential of systemic therapy guidance tools to streamline therapeutic interventions for patients and avoid ineffective, expensive medication courses; integration timelines, growth expectations and strategic opportunities for our TissueCypher test and GI franchise, and our IDgenetix test and our mental health franchise; and our ability to integrate our recent acquisitions into our existing business and the ability of such acquisitions to complement our existing business. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the effects of the COVID-19 pandemic on our business and our efforts to address its impact on our business, subsequent study results and findings may contradict earlier study results and findings, including with respect to the diagnostic and prognostic tests discussed in this presentation, actual application of our tests may not provide the aforementioned benefits to patients, and the risks set forth under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2022, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law. 2

3 MISSION: VISION: VALUES: Improving health through innovative tests that guide patient care To transform disease management by keeping people first: patients, clinicians, employees and investors ExCIITE: Excitement, Collaboration, Integrity, Innovation Trust and Excellence

4 Cast le Remains Focused on Transforming Disease Management Strate g ic p r in c ip le s th at c re ate va lu e for cu stome rs , p at ie nts an d stockh o ld e rs Address areas with unmet clinical need Leverage advanced technologies for innovative tests Accelerate test adoption through commercial excellence Provide robust data to support the clinical value of our tests

# Answering Clinical Questions to Guide Care Along the Patient Journey

Our focus is on diagnostic, risk stratification and therapy response areas of the patient care continuum


Decision Dx
MyPath DiffDx
Melanoma
Decision Dx
Melanoma
Decision Dx
SCC
Inflammatory
Pipeline Test
Dermatology
Decision Dx
UM
Uveal Melanoma
TissueCypher
Barrett's Esophagus
Gastro-intestinal
IDgenetix
Mental Health
Patient Care Journey
Screening
Diagnostic Support
Risk Stratification
Therapy Response
MRD/Recurrence Monitoring

5

CASTLE BIOSCIENCES

F i n a n c i a l Pe r fo r m a n c e S u m m a r y Q 1 2 0 2 2 1Q22 1Q21 Revenue $26.9M $22.8M Adj. Revenue1 $26.3M $17.5M Total test reports 8,627 5,142 Total Derm test reports 8,115 4,805 Operating Cash Flow $(21.4)M $(3.6)M Adj. Operating Cash Flow1 $(21.4)M $(5.5)M Gross Margin 71.7% 86.7% Adj. Gross Margin1 77.4% 82.7% Cash & Cash Equivalents $309M as of 03/31/2022 $407M as of 03/31/2021 1See Non-GAAP reconciliations at the end of this presentation. 6

# Q1 2022 Operating Expenses

Increased investments to support our growth initiatives for long-term value creation

## Operating Expense by Quarter[1]



$27.1
$18.2
$5.9
$3.0
$31.6
$20.8
$6.8
$3.7
$35.3
$22.6
$7.5
$4.5
$40.2
$25.2
$9.4
$4.6
$51.4
$2.6
$12.2
$18.2
$10.8
$5.9
SG&A
$30.5
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022*
Cost of sales
R&D
SG&A
Intangible Asset Amortization
Change in fair value of contingent consideration
*Detailed SG&A breakdown initiated in Q1 2022
General and Administrative
Sales and Marketing

## Key drivers for Q1 2022 OpEx

Cost of Sales - Scaling of Pittsburgh lab; preparation for volume ramp for TissueCypher, DecisionDx-SCC and DiffDx-Melanoma ahead of anticipated reimbursement

R&D - Higher personnel costs associated with our increased headcount to manage and run our clinical studies, which include expenses related to salaries, bonuses, benefits and stock-based compensation and increases in other expenses associated with increased clinical study activity

SG&A - Higher personnel costs associated with our increased headcount (including GI commercial team), which include expenses related to salaries, bonuses, benefits and stock-based compensation

Intangible Asset Amor. - related to myPath Melanoma and TissueCypher tests

Contingent Consideration - related to remeasurement of Cernostics earnout payments

[1]Amounts in millions. Operating expenses rounded and summarized as presented

7

CASTLE BIOSCIENCES

# Full-Year 2022 Guidance

| | As of Feb. 28, 2022[1] | As of May 9, 2022[2] (all include incremental of AltheaDx acquisition) | Key Drivers |
|---|---|---|---|
| Revenue | $115 - $120 million | **$118 - $123 million** | Further consistent execution on our growth plans and in particular the AltheaDx acquisition |
| Cost of Sales (exclusive of amortization of acquired intangible assets) | 65%-75% growth | **75%-85%** | Scaling of Pittsburgh lab; preparation for volume ramp for TissueCypher, DecisionDx-SCC and DiffDx-Melanoma ahead of anticipated reimbursement, market adjustments for compensation |
| R&D Expense | 50%-60% growth | **55%-65%** | Continued acceleration in R&D to support our derm, GI and pipeline tests, including increase in clinical research and additional headcount |
| SG&A Expense | 30%-35% growth | **40%-50%** | Addition of gastroenterology team and continued build in dermatology, market adjustments for compensation, accelerated G&A staff expansions to support growth |
| Stock Based Comp | $35-40 million | **$40-45 million** | Primarily due to increase in headcount to support growth, with pace of additional employees increasing in recent years and 2022 |

8

[1]Guidance given on February 28, 2022. Percentage increases compared to the year ended 12/31/21; Cost of sales, R&D and SG&A expense growth includes stock-based comp.
[2]Percentage increases compared to the year ended 12/31/21; Cost of sales, R&D and SG&A expense growth includes stock-based comp.

CASTLE BIOSCIENCES

# Q1 and Recent 2022 Key Accomplishments

- Achieved strong, consistent growth over Q1 2021, in our revenue (+18%), adjusted revenue (+50%) and total test report volume (+68%)
- Expanded SEER Registries data shared at the 18th European Association of Dermato Oncology Congress showing patients diagnosed with melanoma and tested with DecisionDx-Melanoma had 27% improvement in melanoma specific survival compared to untested patients
- July 1, 2021, dermatology commercial expansion supported report growth of DecisionDx-Melanoma, DecisionDx-SCC and CDO (myPath and DiffDx) of 48%, 117% and 336%, respectively.
- Centers for Medicare & Medicaid Services (CMS) granted Advanced Diagnostic Laboratory Test (ADLT) status for TissueCypher, exempting TissueCypher from the 14-Day Rule
- Acquisition of AltheaDx and IDgenetix test, with recently expanded Medicare coverage to include seven additional mental health conditions beyond major depressive disorder
- U.S. Federal Supply Schedule contract with the VA expanded beyond DecisionDx-Melanoma to include all skin cancer tests

9

[1]See Non-GAAP reconciliations at the end of this presentation.

CASTLE BIOSCIENCES

# Including IDgenetix, Anticipate an Estimated ~$8B for Commercially Available U.S. Total Addressable Market[1]

| Dermatology | | | Gastroenterology | Mental Health |
|---|---|---|---|---|
| Cutaneous melanoma/ risk of metastasis | Cutaneous squamous cell carcinoma/ risk of metastasis | Suspicious pigmented lesions/melanoma status | Barrett's esophagus/ risk of progression to esophageal cancer | Mental health therapy response |
| ~130K Patients classified as Stage I, II or III[2] | ~200K Patients w/ high-risk features[2] | ~300K Patients w/ indeterminant biopsy[2] | ~384K Patients receiving upper GI endoscopies/year who meet the intended use criteria for TissueCypher[3] | Based on indicated use of IDgenetix for patients diagnosed with depression, anxiety and other mental health conditions |
| **~$540M** | **~$820M** | **~$600M** | **~$1B** | **~$5B** |

***Tests in pipeline add an additional estimated ~$3.6B to our U.S. TAM***

*($1.9B for inflammatory pipeline test and ~1.7B for additional dermatology pipeline tests)*

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2] Annual U.S. incidence for Stage I, II or III melanoma estimated at 130,000; annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy.
[3]384,000 upper GI endoscopies/year with confirmed dx of BE (ND, IND, LGD) x $2,513 = U.S. only TAM of ~$1 billion

10

CASTLE BIOSCIENCES

# Driving Long-Term Growth through our Foundational Strategy: Strong Core Derm Business, Pipeline Initiatives and Strategic Opportunities

## Near-to Mid-term Growth
2022-2023

- Dermatology
- Gastrointestinal
- Mental Health
- Strategic Opportunities

## Mid-to Long-term Growth
2024 and beyond

- Dermatology
- Gastrointestinal
- Mental Health
- Strategic Opportunities
- Pipeline Expansion
  *(Expected launches ~2025)*



Strategic Opps
Mental Health
Gastrointestinal
Dermatology

11

CASTLE BIOSCIENCES

Operational Growth Pi l lars 12 Cons iste nt exe cut ion fur the rs our le ad ing pos i t ion in de rmato logy and in the Dx s pace Strong Core Derm Business Pipeline Initiatives Strategic Opportunities • Continuing provider education • Optimizing commercial team • Evolving our go-to-market strategy (EMA, VA) • NCI/SEER collaboration • Ability to answer clinical questions/impact patient care • Utilizing our areas of expertise (genomics, spatialomics, AI) to develop innovative tests • Focusing on complementary/ adjacent disease states • Areas where we can utilize our commercial success • Potential to create a suite of tests in a single call point • Ability to answer clinical questions/impact patient care • Early reimbursement wins + +

# Accelerating Investments in Clinical Development

Generating data that supports the clinical value of our tests and supports provider and payer adoption

| DecisionDx ▸Melanoma | DecisionDx-SCC | MyPath ▸Melanoma / DecisionDx DiffDx ▸Melanoma | DecisionDx ▸UM | TissueCypher ▸Barrett's Esophagus |
| --- | --- | --- | --- | --- |
| **4** *Ongoing studies* | **5** *Ongoing studies* | **3** *Ongoing studies* | **1** *Ongoing study* | **3** *Ongoing studies* |
| **117** *Committed sites* | **127** *Committed sites* | **25** *Committed sites* | **3** *Committed sites* | **12** *Committed sites* |
| **~1,700** *Patients enrolled* | **~3,350** *Patients enrolled* | **~3,250** *Patients enrolled* | **~30** *Patients enrolled* | **~690** *Subjects[1] enrolled* |

*Upcoming* ***Q2-Q3*** *Data Presentations*

| DecisionDx ▸Melanoma | DecisionDx-SCC | MyPath ▸Melanoma / DecisionDx DiffDx ▸Melanoma | DecisionDx ▸UM | TissueCypher ▸Barrett's Esophagus |
| --- | --- | --- | --- | --- |
| SID Annual Meeting<br>Fall Clinical NP/PA<br>SDPA<br>ASCO 2022 | ACMS<br>Fall Clinical NP/PA<br>SDPA | ISDP<br>SDPA<br>SBS 2022 | ISOO 2022 | DDW 2022 |

[1]Subjects includes patients and physicians

13

CASTLE BIOSCIENCES

Dermatology

# Strong Core Derm Business Pillar of Growth

| | |
|---|---|
| Optimizing commercial team | Doubled dermatology-facing commercial team in 2021; assessing further expansion by end of 2022 |
| NCI/SEER collaboration | Expanded NCI / SEER study shows patients diagnosed with melanoma and tested with DecisionDx-Melanoma (n=3,261) had a 27% improvement in melanoma-specific survival compared to untested patients |
| Driving our penetration (EMA, VA) | Interface with leading dermatology electronic medical records system, EMA, live in 2021; expansion of U.S. Federal Supply Schedule contract with the VA to include all derm tests |
| Continuing provider education | Robust conference attendance, data presentations/posters, peer-reviewed publications and peer-to-peer programs |

15

CASTLE BIOSCIENCES

16 First -to-Market Dermatologic Franchise, Addit ional Growth Opportunit ies Diagnostic Support Risk-Stratification Therapy Response1 1Target launch anticipated by the end of 2025 . Inflammatory Pipeline

DecisionDx ▸Melanoma

# DecisionDx-Melanoma: Precision Risk Stratification Based on Tumor Biology Informs Treatment Plans

| Market Snapshot | Clinical Questions *(post-melanoma diagnosis)* | Clinical Utility | Transforming Disease Management |
|---|---|---|---|
| **~$540M** revenue opportunity[1]<br><br>**~130k patients** classified as Stage I, II or III[2] | Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery? | Accurately identifies those at ***low and high risk for a positive SLN***[3] | DecisionDx-Melanoma ***could result in 74% fewer SLNB surgeries***[7], potentially saving the U.S. healthcare system $250M[4,5]<br><br>***Why? More precise risk prediction*** – DecisionDx-Melanoma identified 27.7% of patients as low risk (<5%) of SLN positivity, compared to only 8.5% using T-Stage[3] |
| | What is the individual risk of recurrence? | Provides ***personalized risk of recurrence*** to give guidance for patient follow-up and treatment intensity decisions | 4 consecutive clinical impact studies show a ***47-53% change in management decisions*** (i.e., imaging and labs, SLNB guidance, clinical visit frequency, referrals) based on DecisionDx-Melanoma results[6] |

SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. Source: NCCN Guidelines for Cutaneous Melanoma v3.2020 [1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors. [2] Annual U.S. incidence for Stage I, II or III melanoma estimated at 130,000.
[3]Whitman et al. *JCO Precision Oncology* 2021 [4]Vetto et al. Future Oncol 2019. [5]Clearview health economic model, data on file
[6]Four consecutive clinical impact studies showed 47-53% change in risk-of-recurrence-based management based on results of testing with DecisionDx-Melanoma: Berger, et al. 2016 Curr Med Res Opin; Dillon et al. 2018 Skin; Farberg et al. 2017 Jrnl Drugs Derm; Schuitevoerder, et al. 2018 Jrnl Drugs Derm.
[7] For patients with melanomas of less than or equal to 2.0 mm thick

17

CASTLE BIOSCIENCES

# Current Melanoma Staging Misses Patients with Aggressive Tumor Biology

DecisionDx Melanoma

**Stage at Diagnosis**



Stage I
80%
92%
Stage I or II
12%
Stage II
8%
Stage III
Excludes Stage IV

**Melanoma Deaths by Stage at Diagnosis**



Stage I
26%
34%
Stage II
60%
Stage I or II
40%
Stage III
Excludes Stage IV

**The majority of melanoma deaths occur in patients who were diagnosed at Stage I or II**

18

[1]AJCC v7 *J Clin Oncol* 2009; [2]SEER data release 2017; [3]Morton et al. *N Engl J Med* 2014; [4]Whiteman et al. *J Invest Dermatol* 2015; [5]Shaikh et al. *J Natl Cancer Inst* 2016; [6]Poklepovic and Carvajal. *ONCOLOGY* 2018; [7]Ibrahim et al. *Ann Surg Oncol* 2020

CASTLE BIOSCIENCES

# DecisionDx-Melanoma Is Supported by Significant Scientific Evidence

DecisionDx ▸Melanoma

**6,300+**
Patients included in studies including ***independent validation***

**35+**
Peer-reviewed, published studies including ***prospective studies and 2 meta-analyses***

**97,200+**
Patients with a ***DecisionDx-Melanoma*** order from ***9,660 clinicians***

**1A**
Level 1A evidence*

**50%**
***Demonstrated change*** in management for 1 of 2 patients tested

**Medicare+**
Covered by Medicare and multiple private insurers with an ***industry-leading*** patient assistance program

*According to sort system, used by American Academy of Dermatology
Following a diagnosis of cutaneous melanoma, providers make two important treatment decisions – whether to recommend SLNB and what type/frequency of follow up should be used.

19

CASTLE BIOSCIENCES

DecisionDx
▸Melanoma

# NCI/SEER Data Linked with DecisionDx-Melanoma Test Results

## Data analysis of a cohort of real-world, unselected, prospectively tested patients with cutaneous melanoma


27%

**Benefit in MSS in patients that were tested at 3 years over those that were not tested**

| | 3-year MSS (95% CI) | Deaths, % (n/N) |
|---|---|---|
| 31-GEP Tested | 97.7% (97.0-98.4%) | 1.6% (58/3621) |
| Matched Untested | 96.6% (96.2-97.1%) | 2.2% (238/10863) |
| **Hazard ratio‡** | **0.73 (0.54-0.97)** | **P=0.03** |


21%

**Benefit in OS in patients that were tested at 3 years over those that were not tested**

| | 3-year OS (95% CI) | Deaths, % (n/N) |
|---|---|---|
| 31-GEP Tested | 93.1% (92.0-94.2%) | 4.8% (174/3621) |
| Matched Untested | 91.2% (90.4-91.9%) | 6.1% (658/10863) |
| **Hazard ratio‡** | **0.79 (0.67-0.93)** | **P=0.006** |

**Data provide direct evidence that patients tested with DecisionDx-Melanoma have better survival rates than untested patients**
**Suggests that testing can aid in risk-aligned treatment plans for improved patient outcomes and survival rates**

20

Kurley et al. European Association of Dermato Oncology (EADO) conference in Seville, Spain; April 21-23, 2022
‡Hazard ratio (HR) was computed using the untested patients as reference for 31-GEP tested cohort. An HR less than 1.0 demonstrates improved survival in 31-GEP tested patients. Diagnosis date 2016 and onward

CASTLE BIOSCIENCES

DecisionDx ▸SCC

# DecisionDx-SCC: Predicts Metastatic Risk for SCC Patients with One or More Risk Factors

| Market Snapshot | Clinical Question *(post-SCC diagnosis)* | Clinical Utility | Transforming Disease Management |
|---|---|---|---|
| **~$820M** revenue opportunity[1]<br><br>**~200k patients** with high-risk features[2] | Who is really at low risk or high risk for metastasis? | ***Predicts metastatic risk*** for individual SCC patients with one or more risk factors | ***Improved accuracy of metastasis risk predictions compared to BWH and AJCC8 staging***<br>Significantly greater specificity (Class 2B=96.9%) and sensitivity (Class 2-77.8%) compared to metrics for high-stage BWH and AJCC8 |
| | | Incorporation of DecisionDx-SCC can ***improve management decisions within established guidelines*** | ***Enhances revised NCCN risk stratification***<br>Class 2A results showed hazard ratios of >1.25x NCCN very high risk while class 2B results showed hazard ratios of >4.5x NCCN very high risk |
| | | Proven ***significant and independent prognostic value*** for stratifying risk of metastasis in high-risk SCC patients | ***DecisionDx-SCC Class 2B results have a higher positive predictive value*** (60%) ***than BWH*** (35.1%) ***and AJCC8*** (32.8%)<br>Current SCC staging fails to identify >35% of cases that will go on to metastasize and over-stages >75% that will not |

SCC = squamous cell carcinoma; NCCN = National Comprehensive Cancer Network (NCCN); BWH = Brigham and Women's Hospital; AJCC8 = American Joint Committee on Cancer Eighth Edition
[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2]Annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features.
Wysong et al. JAAD 2020; Ibrahim et al. Future Oncology 2021; Data on file, Castle Biosciences
NCCN Guidelines for Squamous Cell Skin Cancer v1 2022, Likhacheva et al. Pract Radiat Oncol 2020, Farberg et al. CMRO 2020, Litchman et al. CMRO 2020, Teplitz et al. JDD 2019, Alam et al. JAAD 2018

21

CASTLE BIOSCIENCES

# DecisionDx-SCC Addresses the Unmet Need in High-Risk SCC Patients

Who is really at low risk or high risk for metastasis?

***Deaths*** from SCC are now estimated to ***exceed those from melanoma***

***~20% of SCC patients*** (200,000 annually) have ***one or more clinical*** or ***pathological risk factors***, and a subset will ***develop metastasis***

They suffer the majority of SCC mortality

These factors alone are often not specific enough to determine risk-appropriate treatment and further management

SCC treatment plans are guided by risk of metastasis

Risk-appropriate SCC management is ***limited by classification systems*** (NCCN, BWH, AJCC) with ***low positive predictive value*** (PPV)

NCCN=National Comprehensive Cancer Network; BWH = Brigham and Women's Hospital; AJCC = American Joint Committee on Cancer

22

# DecisionDx-SCC Informs Risk-Appropriate Management to Guide Patient Care

For high-risk ***SCC patients*** with one or more risk factors

***10 peer-reviewed publications*** to date

Validated in ***420-patient cohort*** of high-risk SCC from 33 U.S. centers

***~3,350 patients*** are currently enrolled in studies from ***127 centers***[1]

Utilizing ***existing sales channels***: dermatologists (including Mohs surgeons)

Incorporation of DecisionDx-SCC with traditional risk factors can ***improve patient classification*** compared to traditional risk factors alone

[1]Clinical development data as of 4/21/22

23

MyPath Melanoma | DecisionDx DiffDx

# Comprehensive Diagnostic Offering Improves Clinically Actionable Reporting for ~99% of Concerning Lesions

| Market Snapshot | Clinical Question | Clinical Utility | Transforming Disease Management |
|---|---|---|---|
| **~$600M** revenue opportunity[1]<br>**~300k patients** with an indeterminate biopsy[2]<br>*After melanoma diagnosis, clinicians can order DecisionDx-Melanoma using the same tissue sample* | Is the melanocytic lesion malignant or benign? | Leverages the strengths of myPath Melanoma and DecisionDx DiffDx-Melanoma for the benefit of patient care | Annually, ~300,000 difficult-to-diagnose lesions cannot be confidently diagnosed with a routine histopathology, leading to an ambiguous diagnosis or uncertain treatment plans[3,4] |
| | | Designed to be used as an ***adjunct to histopathology*** when the distinction between a benign nevus and a malignant melanoma cannot be made confidently by histopathology alone | ***Proven utility in reducing ambiguous diagnoses*** by dermatopathologists and ***reducing surgical re-excisions*** by dermatologists ***in patients with benign GEP results***[5,6,7] |
| | | ***Adds diagnostic clarity and confidence*** for more informed patient care | ***Improves clinically actionable reporting for ~99% of concerning lesions***[7] |

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2]Annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy
[3]Shoo et al. *J Am Acad Dermatol* 2010; [4]Lott et al. *JAMA Derm* 2018; [5]Cokerell et al. *Per Med* 2017; [6]Cockerell et al. *Medicine* 2016; [7]Farberg et al. *SKIN J Cutaneous* Med 2020; [8]Goldberg et al. *SKIN* 2021: s79;

24

CASTLE BIOSCIENCES

# Diagnosing Melanoma, the Clinical Issue: Uncertainty Creates an Over- or Under-Treatment Dilemma



*Clinically evaluated* suspicious pigmented lesions
*~2 million* melanocytic skin biopsies
Histopathologic evaluation
Primary treatment
Staging, surveillance, and follow-up options
Definitive melanoma diagnoses (invasive or *in situ*)
Wide Local Excision
SLNB
Imaging
Increased Follow-up
Uncertain malignant potential
?
Definitive benign diagnoses
No additional treatment
Routine follow-up

25

Pipel ine In it iat ives 26

# Continued Execution on Pipeline Initiatives as a Pillar of Growth

| | |
|---|---|
| Ability to answer clinical questions/impact patient care → | Inflammatory skin disease pipeline test designed to answer a clinical question for patients with inflammatory skin conditions: which systemic therapy is best for each patient? |
| Utilizing our areas of expertise (genomics, spatialomics, AI, pharmacogenomics) to develop innovative tests → | Cernostics and AltheaDx acquisitions provided pipeline opportunities to build suites of tests in GI and mental health utilizing new areas of expertise (spatialomics and pharmacogenomics) |
| Leveraging our commercial investments by expanding franchises → | Expect to launch 3-5 new tests by end of 2025, in complementary disease states, including inflammatory skin disease pipeline test |

27

CASTLE BIOSCIENCES

Inflammatory Pipeline Test

# Targeting the Unmet Need in Moderate-to-Severe Psoriasis and Atopic Dermatitis

## Common skin diseases with significant patient impacts and costs to health care system

Psoriasis (PSO) and Atopic Dermatitis (AD) are among the most frequently seen skin rashes

Treatments are significantly different for PSO and AD and can be costly
(e.g., Humira for PSO ~$68k/year; Dupixent for AD is ~$38k/year)

Cutaneous T Cell Lymphoma (CTCL) can mimic clinical presentation of AD and PSO
~20-30% of patients with PSO will go on to develop psoriatic arthritis, which can produce irreversible joint damage and significant patient morbidity

**Systemic therapy guidance tools have the potential to streamline therapeutic interventions for patients and avoid ineffective, expensive medication courses**

28

CASTLE BIOSCIENCES

29 Cast le’s Inf lammatory Sk in Disease Pipel ine Test I s Being Developed to Predict Systemic Therapy Response 50 Total Target Sites Program Milestones Q32021 Steering committee formed with top KOLs 2025 Target launch 52 Committed Sites Target Enrolled Patients As of 04/28/22 First patient enrolled Proof of RNA extraction method concept Q22022Q2-Q32021 5 Enrolled Patients Inflammatory Pipeline Test Target Patient Enrollment 4,800 Patients Enrolled 146 2023 Initial validation and development data expected

Gastrointest inal

# GI/TissueCypher Integration Progress Roadmap: Pittsburgh

## Fueling mid- and long-term growth with TissueCypher® platform and GI franchise

**Q4 2021**

**Oct. 2021**
Announced acquisition of Cernostics

**Dec. 2021**
Announced close of Cernostics acquisition

**Q1 2022**

**Feb. 2022**
GI commercial team hired, trained and in field

**Ongoing 2022**
Increased efficiencies realized through lab floorplan and workflow reconfigurations

**March 2022**
Advanced Diagnostic Laboratory Test (ADLT) approval (exemption of 14-day rule)

**April 2022**
Publication of independent pooled analysis supporting clinical value of TissueCypher (9th publication)

**Q2 2022**

**Q2 2022**
Podium presentations at ESGE Days 2022 and DDW 2022

**April 2022**
Entered into a lease agreement in Pittsburgh as part of our planned investment to expand lab space and headcount

**Q3 2022+**

**Ongoing 2022+**
Leveraging GI knowledge to identify potential pipeline opportunities

**Ongoing 2022**
Laboratory expansion efforts expected to provide support for future tests as well as processing DecisionDx-SCC and Castle's other GEP tests

[1]Iyer et al. 2022 *Clinical Gastroenterology and Hepatology*

31

CASTLE BIOSCIENCES

# TissueCypher: Designed to Predict Future Development of Esophageal Cancer in Patients with Barrett's Esophagus (BE)

TissueCypher
▸ Barrett's Esophagus

| Market Snapshot | Clinical Decision Point | Clinical Utility | Transforming Disease Management |
|---|---|---|---|
| **~$1B** revenue opportunity[1]<br><br>**~384k patients** receiving upper GI endoscopies/year w/ confirmed Dx of BE[2] | Which BE patients will progress to HGD or esophageal cancer? | Provides a ***5-year individual risk of progression to high-grade dysplasia or esophageal adenocarcinoma*** for patients with confirmed BE | TissueCypher high risk score ***independently predicted an almost 8-fold increased risk of progression to esophageal cancer***[3] |
| | | Identifies patients:<br>1) At risk for future progression and patients harboring prevalent HGD/cancer<br>2) At low risk of progression who may be able to avoid unnecessary treatment or surveillance | ***Strongest predictor of progression to esophageal cancer (risk-stratification)*** TissueCypher hazard ratio of 7.7 compared to GI expert pathologist diagnosis of 3.9 ($p<0.0001$); pooled analysis[4-8] |
| | | | Clinical use study demonstrates ***55% change in patient management***[9] |

HGD = high-grade dysplasia; EAC = esophageal adenocarcinoma; BE = Barrett's esophagus

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.

[2]384,000 upper GI endoscopies/year with confirmed dx of BE (ND, IND, LGD) x $2,513 = U.S. only TAM of ~$1 billion

[3]Iyer, P, et. al. Prediction of Progression in Barrett's Esophagus Using a Tissue Systems Pathology Test: A Pooled Analysis of International Multicenter Studies. DDW 2021 Presentation (Manuscript Submitted)

[4]Critchley-Thorne, et. al. Cancer Epidemiol Biomarkers Prev. Jan 2016; [5]Critchley-Thorne, et. al. Cancer Epidemiol Biomarkers Prev. Feb 2017 [6]Davison, et. al. Am J Gastroenterol. Feb 2020

[7]Frei, et. al. Clin Transl Gastroenterol. Oct 2020; [8]Frei, et. al. Am J Gastroenterol. Apr 2021; [9]Diehl, et.al. Endoscopy International Open, 2021, Mar; 9(3): E348-E355

32

CASTLE BIOSCIENCES

Uveal Melanoma

Decis ionDx-UM: the Standard of Care in the Management of Newly Diagnosed Uveal Melanoma ~2,000 patients diagnosed in the U.S. annually ~97% of patients – no evidence of metastatic disease at the time of diagnosis ~30% will develop metastases within 5 years Low-risk: ~67% Low Intensity Management High-risk: ~33% High Intensity Management Strong Evidence Base • 22 peer-reviewed publications, 3,100+ patients Widespread adoption • More than 90% of U.S. ocular oncology institutions order • 1,618 reports issued in 2021 Broad Reimbursement • In 2021, received payment on ~93% of claims • Medicare LCD covers patients with a confirmed diagnosis and no evidence of metastatic disease • 2022 Medicare rate of $7,776 AJCC and NCCN Guideline Inclusion Uveal Melanoma – A Rare Eye Cancer 15-Gene Expression Profile (GEP) Test 34 Facts About Uveal Melanoma

Mental Health

# AltheaDx Acquisition Diversifies Castle's Portfolio of Tests and Provides Opportunity for Long-Term Growth Potential

**Opportunity**

- IDgenetix test represents an estimated ~$5B U.S. Total Addressable Market (TAM) for mental health[2]
- IDgenetix reimbursed by Medicare for major depressive disorder since 2020; recently expanded coverage for seven additional mental health conditions
- IDgenetix randomized controlled clinical-use trial demonstrated clinical utility over standard of care, when physicians used the test prior to prescribing a medication[1]

**Strategic Fit**

- An area where we can leverage our commercial success
- Potential to create a suite of tests in a single call point
- Ability to answer clinical questions/impact patient care
- Early reimbursement wins

**Value Rationale**

- Expands expertise into areas of mental health and treatment response through pharmacogenomic (PGx) testing
- Provides ability to build pipeline in an adjacent market (aligns with inflammatory skin disease pipeline test)
- Acquisition expected to contribute to near- and long-term revenue growth

36

[1]Bradley et al., J Psychiatr Res. 2018 Jan; 96:100-107

[2] See slide 11 for additional detail on assumptions supporting TAM estimates

CASTLE BIOSCIENCES

# Acquisition of AltheaDx Aligns with Castle's M&A Strategy

| | | |
|---|---|---|
| Areas where we can leverage our commercial success | → | Targeting high-prescribing providers complements our go-to-market strategy for Derm |
| Potential to create a suite of tests in a single call point | → | Potential application of technology across mental health market |
| Ability to answer clinical questions/impact patient care | → | Which medication is best for a patient based on his/her genetics? |
| Early reimbursement wins | → | IDgenetix is covered by Medicare[1] and United Healthcare |

*Our capital allocation priorities include strategic acquisitions with potential for mid- to long-term value creation and revenue and earnings growth*

37

[1]The Medicare reimbursement rate is currently ~$1,500 for IDgenetix multi-gene testing for eight mental health conditions: major depressive disorder, schizophrenia, bipolar disorder, anxiety disorders, panic disorder, obsessive-compulsive personality disorder, post-traumatic stress disorder and attention deficit hyperactivity disorder.

CASTLE BIOSCIENCES

Mental Health/IDgenetix Integration Progress Roadmap Q2 2022 Q3 2022 38 April 4, 2022 Announced acquisition of AltheaDx Q2 2022 Announced expanded Medicare coverage for IDgenetix (seven additional mental health conditions beyond major depressive disorder) April 26, 2022 Announced close of AltheaDx acquisition Q2 2022 Announced a collaboration with Camille Schrier, Miss America 2020, as part of Mental Health Awareness Month, to promote the potential of genetic testing and the IDgenetix® test to help improve treatment for mental health conditions Q2 2022 Relaunch IDgenetix website Q2 2022+ Aligning mental health commercial team with Castle’s proven commercial playbook 2022+ Identify additional potential pipeline opportunities Q2-Q3 2022 Consolidation of internal functions (e.g., Finance, Marketing, Reimbursement) Q4 2022

# IDgenetix: Designed to Guide Timely and Evidence-Based Decisions on the Optimal Drug for Each Patient

| Market Snapshot | Clinical Decision Point | Clinical Utility | Transforming Disease Management |
|---|---|---|---|
| **~$5B** revenue opportunity[1] | Which medication is best for each patient? | ***Provides drug-gene and drug-drug interactions*** to guide tailored treatment recommendations for patients in terms of their prescribed medications | Testing with IDgenetix can identify differences in a patient's genetics as well as current medications that will impact his/her response to medications to ***help guide treatments*** that are most likely to benefit the patient and ***reduce risk of side effects*** |
| | | | A randomized controlled trial showed that patients diagnosed with severe depression, who were assessed with the IDgenetix test, ***showed a greater than 2.5 times improvement in remission rates*** compared to those who did not have their genes tested[2] |
| | | | Replacing standard-of-care, trial-and-error prescription practices in mental health with a scientifically-backed genetic test with the potential to:<br>• ***Help patients achieve a faster therapeutic response***<br>• ***Reduce adverse events***<br>• ***Yield cost savings in the healthcare system*** |

***IDgenetix provides drug-gene and drug-drug interactions***

39

[1]U.S. TAM = Total addressable market based on indicated use of IDgenetix for patients diagnosed with depression, anxiety and other mental health conditions; [2]Bradley et al., *J Psychiatr Res. 2018* Jan; 96:100-107.

CASTLE BIOSCIENCES

Clinical Trial Design • Randomized Controlled Trial (RCT) • Peer-reviewed and published in the Journal of Psychiatric Research • 685 participants, Depression and Anxiety • Double-blinded • Treated by a broader group of medical professionals, beyond psychiatrists • 20 independent clinical sites • 4, 8 and 12-week efficacy using HAM-A scale E n h a n c e d T h e ra p e u t i c Ef f i c a c y v s . S t a n d a r d o f C a r e 28% 36% 55% By T3 (Week 8) By T4 (Week 12) Response Rate ≥ 50% Reduction from Baseline p-value 0.01 0.001 73% 9% 13% 25% 35% By T3 (Week 8) By T4 (Week 12) Remission Rate Back to Normal p-value 0.05 0.02 Control IDgenetix 40 Bradley et al. J Psychiatr Res. 2018 Jan; 96:100-107.

# IDgenetix Testing Process Consists of Three Important Steps

| | 1. Drug Metabolism Genotyping | 2. Drug Response Genotyping | 3. Algorithmic Screening |
|---|---|---|---|
| PROCESS | Analyzes patient-specific genetic variants that influence the function of drug metabolizing enzymes | Analyzes patient-specific genetic variants involved in the way medications work at the biologic site of action | Screens for metabolic interactions caused by concomitant prescription, OTC and herbal medications that may significantly alter the metabolism of approved medications |
| IMPORTANCE | **Influences how much of a drug is active in the body to produce therapeutic or toxic effects** | **Influences the likelihood of a therapeutic or adverse drug response** | **Identifies CYP450-mediated interactions that can alter which medications are optimal for each patient** |
| | Drug-Gene Interactions | | Drug-Drug Interactions |

***IDgenetix testing is designed to provide tailored treatment recommendations for each patient by utilizing a bioinformatic algorithm to integrate patient-specific health information with comprehensive genetic results***

41

CASTLE BIOSCIENCES

Env i ronmental , Soc ia l and Governance (ESG)

# ESG Focus Areas for 2022 and Beyond

Corporate ESG Performance
RATED BY ISS ESG
Prime

MSCI ESG RATINGS
AA
CCC | B | BB | BBB | A | AA | AAA

- Environmental policy
- Environmental metrics
- DEI mission statement
- DEI metrics
- DEI action plan/roadmap
- Vendor code of conduct/supplier standard

43

In 2022, Castle Biosciences received a rating of AA (on a scale of AAA-CCC) in the MSCI ESG Ratings assessment.

CASTLE BIOSCIENCES

43

35.7% 64.3% FEMALE MALE Commitment to Diversity 44 A ll Em p lo ye es Ex ec u ti ve s E T H N I C I T Y/ R A C E G E N D E R Data as of 12/31/21, Executive= Executive Director or Regional Business Director level and above 64.6% 35.4% FEMALE MALE TOTAL EMPLOYEES = 345 75% 21.4% 3.6% CAUCASIAN OTHER (NOT HISPANIC OR LATINO) HISPANIC OR LATINO 64.3% 7.2% 4.6% 3.5% 20.4% CAUCASIAN HISPANIC OR LATINO ASIAN BLACK OR AFRICAN- AMERICAN TWO OR MORE RACES (NOT HISPANIC OR LATINO)

THANK YOU

U s e O f N o n - G A A P F i n a n c i a l M e a s u re s ( U n a u d i t e d ) 46 In this presentation, we use the metrics of Adjusted Revenue, Adjusted Gross Margin and Adjusted Operating Cash Flow, which are non-GAAP financial measures and are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Adjusted Revenue and Adjusted Gross Margin reflect adjustments to net revenues to exclude changes in variable consideration related to test reports delivered in previous periods. Adjusted Gross Margin further excludes acquisition-related intangible asset amortization. Adjusted Operating Cash Flow excludes the effects of repayments to Medicare of COVID-19 government relief advancements to healthcare providers. We use Adjusted Revenue, Adjusted Gross Margin and Adjusted Operating Cash Flow internally because we believe these metrics provide useful supplemental information in assessing our revenue and cash flow performance reported in accordance with GAAP, respectively. We believe Adjusted Revenue and Adjusted Gross Margin are also useful to investors because they provide additional information on current-period performance by removing the effects of revenue adjustments related to tests delivered in previous periods and acquisition-related intangible asset amortization, which we believe may facilitate revenue and gross margin comparisons to historical periods. We believe Adjusted Operating Cash Flow is also useful to investors as a supplement to GAAP measures in the assessment of our cash flow performance by removing the effects of COVID-19 government relief payments, which we believe are not indicative of our ongoing operations. However, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes. These non-GAAP financial measures are not meant to be considered in isolation or used as substitutes for net revenues, gross margin or net cash (used in) provided by operating activities reported in accordance with GAAP and should be considered in conjunction with our financial information presented on GAAP basis and language from earnings press release. Accordingly, investors should not place undue reliance on non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the slides that follow.

Re c o n c i l i a t i o n o f N o n - G A A P F i n a n c i a l M e a s u r e s ( U n a u d i t e d ) The table below presents the reconciliation of adjusted revenue and adjusted gross margin, which are non-GAAP measures. See "Use of Non-GAAP Financial Measures (UNAUDITED)" on the previous slide for further information regarding the Company's use of non-GAAP financial measures. 47

Re c o n c i l i a t i o n o f N o n - G A A P F i n a n c i a l M e a s u r e s ( U n a u d i t e d ) The table below presents the reconciliation of adjusted operating cash flow, which is a non-GAAP measure. See "Use of Non-GAAP Financial Measures (UNAUDITED)" on the previous slide for further information regarding the Company's use of non-GAAP financial measures. 48

APPENDIX

# Castle Biosciences Is Improving Health through Innovative Tests That Guide Patient Care

| Dermatology | Uveal Melanoma | Gastroenterology | Mental Health |
|---|---|---|---|
| DecisionDx ▸Melanoma<br>DecisionDx ▸SCC<br>MyPath ▸Melanoma \| DecisionDx DiffDx | DecisionDx ▸UM | TissueCypher ▸Barrett's Esophagus | IDgenetix |

***Portfolio of innovative tests designed to guide patient care***

50

CASTLE BIOSCIENCES

Improving Health through Innovative Tests that Guide Patient Care 51 A Diagnostic Leader Robust Data Supporting our TestsCastle Team 400 Total employees 79 Laboratory testing operations team members 77 35+ Peer-reviewed publications Strong financial position, driven by investments in our growth pillars and commercial excellence Diversified portfolio of tests that answer clinical questions and provide actionable information Data driven with a robust R&D and clinical research engine that address areas of unmet clinical need Culture of teamwork and innovation, built on a patient-centric mindset 10 12 9 22 Research & development team members Data as of 03/31/22; total employee count also includes 113 general & administrative team members 131 Sales & marketing team members

L e a d e r s h i p Te a m O v e r v i e w Dan Bradbury Derek Maetzold Mara Aspinall Brad Cole Miles D. Harrison 52 Stuart Pharmaceuticals Robert Cook, PhD Senior Vice President, Research & Development Derek Maetzold Founder, Director, President and CEO Frank Stokes Chief Financial Officer Toby Juvenal Chief Commercial Officer Kristen Oelschlager, RN, CHC Chief Operating Officer Matthew Goldberg, MD Medical Director Tiffany Olson Kimberlee Caple Ellen Goldberg B O A R D O F D I R E C T O R S Alice Izzo Senior Vice President, Marketing M A N A G E M E N T T EA M B OA R D O F D I R EC TO R S

Committed to cu lt ivat ing a cu lture of innovat ion, cont inuous growth and advancement Award-Winning Company 53 2019 Technology Innovation in Melanoma Award Winner